UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 2, 2009

Farmers National Banc Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-0555
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-533-3341

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Effective March 31, 2009, Farmers National Banc Corp. ("Farmers") acquired Butler Wick Trust Company ("Butler Trust"), pursuant to the terms and conditions of the Stock Purchase Agreement by and between Farmers and "Butler Trust", a wholly owned subsidiary of Butler Wick Corp. Butler Wick Corp. is a wholly owned subsidiary of United Community Financial Corp. The press release, issued on April 1, 2009, announcing the completion of the acquisition is attached as Exhibit 99.1, hereto and is incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

April 2, 2009	By:	Frank L. Paden

Name: Frank L. Paden
Title: President and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	April 2, 2009 Press Release